Upholdings Compound Kings ETF
Schedule of Investments
December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS — 67.6%
Communications Equipment Manufacturing — 2.1%
400	Apple, Inc.	$53,076
Computer and Peripheral Equipment Manufacturing — 0.7%
75	Square, Inc. (a)	16,323
Computer Systems Design and Related Services — 0.7%
30	ServiceNow, Inc. (a)	16,513
Consumer Goods Rental — 2.2%
100	Netflix, Inc. (a)	54,073
Electronic Shopping and Mail-Order Houses — 12.9%
18	Amazon.com, Inc. (a)	58,625
650	Etsy, Inc. (a)	115,641
1,475	JD.com, Inc. ADR (a)(b)	129,653
300	Stitch Fix, Inc. (a)	17,616
		321,535
Information Services — 17.4%
740	Alibaba Group Holding Ltd. ADR (a)(b)	172,220
610	Facebook, Inc. (a)	166,628
1,450	Pinterest, Inc. (a)	95,555
		434,403
Insurance Carriers — 4.4%
470	Berkshire Hathaway, Inc. (a)	108,979
Investment Pools and Funds — 1.4%
4,500	Up Fintech Holding Ltd. ADR (a)(b)	35,730
Lessors of Real Estate — 3.5%
1,100	The Howard Hughes Corp. (a)	86,823
Medical Equipment and Supplies Manufacturing — 1.9%
90	Align Technology, Inc. (a)	48,094
Radio and Television Broadcasting — 2.5%
200	Spotify Technology S.A. ADR (a)(b)	62,932
Restaurants and Other Eating Places — 6.0%
500	Shake Shack, Inc. (a)	42,390
1,010	Starbucks Corp.	108,050
		150,440
Semiconductor and Other Electronic Component Manufacturing — 2.1%
30	Alphabet, Inc. (a)	52,579
Software Publishers — 1.4%
150	Workday, Inc. (a)	35,942
Telecommunicatons — 6.6%
15	Adyen N.V. (a)(b)	34,908
1,800	Tencent Holdings Ltd. (b)	130,952
		165,860
Transit and Ground Passenger Transportation — 1.8%
900	Lyft, Inc. (a)	44,217
	TOTAL COMMON STOCKS (Cost $986,513)	1,687,519

REAL ESTATE INVESMENT TRUSTS — 7.4%
3,500	Cousins Properties, Inc.	117,250
1,000	Ryman Hospitality Properties, Inc.	67,760
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $146,274)	185,010

CLOSED END FUNDS — 2.6%
3,750	Ares Capital Corp.	63,337
	TOTAL CLOSED END FUNDS (Cost $48,602)	63,337

PRIVATE INVESTMENT COMPANIES — 16.5%
United States
Lodging — 16.5%
	Fund FG-ONJ, a series of Forge Investments LLC (0.2% ownership interest)*(a)	411,040
	TOTAL PRIVATE INVESTMENT COMPANIES (Cost $152,535)	411,040

MONEY MARKET FUNDS — 5.3%
132,996	First American Government Obligations Fund — Class X, 0.04% (d)	132,996
	TOTAL MONEY MARKET FUNDS (Cost $132,996)	132,996

	TOTAL INVESTMENTS (Cost $1,466,920) — 99.4%	2,479,902
	Other Assets in Excess of Liabilities — 0.6%	15,060
	TOTAL NET ASSETS — 100.0%	$2,494,962

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

*	Fund FG-ONJ, a series of Forge Investments LLC (“Forge SPV”) is a special purpose vehicle that exclusively enters into forward purchase agreements with shareholders of AirBNB, Inc. Forge SPV enters into legally binding forward purchase agreements with AirBNB, Inc. shareholders who commit to transfer their shares to Forge SPV once their shares become freely transferable. The Fund is not a party to those agreements. However, via its investment in Forge SPV, the Fund has indirectly invested in forward contracts to acquire 1,400 shares of AirBNB, Inc. The indirect rights to acquire the AirBNB, Inc. shares were acquired as follows:

700 beneficial shares acquired indirectly on November 1, 2019 for a total cost of $100,695 ($143.85 per share)

700 beneficial shares acquired indirectly on April 29, 2020 for a total cost of $51,837 ($74.05 per share)

The carrying value of the shares to be delivered in the future were valued at the market price for ABNB common equity shares observed on Dec 31, 2020. These shares, prior to their receipt by Forge SPV, are restricted up to six-months after the initial public offering. Upon Forge SPV’s receipt, the shares will be freely transferable.

(a)	Non-Income producing security.
(b)	Foreign Issued Security.
(c)	Value determined using significant unobservable inputs.
(d)	Rate shown is the 7-day effective yield.

ALPHA ARCHITECT ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (UNAUDITED)

NOTE 1 — ORGANIZATION

UPHOLDINGS Compound Kings ETF (the “Fund”) is a series of the Alpha Architect ETF Trust (the “Trust”), which is organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund converted from a hedge fund to an ETF on December 30, 2020. The Fund is considered non-diversified under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services — Investment Companies. The investment objective of the Fund is to provide long-term capital growth.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2020, the Fund did hold a single “fair valued” security (Fund FG-ONJ, described in the Schedule of Investments above). This holding is classified as a Level 3 security.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of each Fund’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Upholdings Compound Kings ETF
Assets*
Common Stocks	$1,687,519	$—	$—	$1,687,519
Closed End Funds	63,337	—	—	63,337
Real Estate Investment Trusts	185,010	—	—	185,010
Private Fund	—	—	411,040	411,040
Money Market Funds	132,996	—	—	132,996
Total Investments in Securities	$2,068,862	$—	$411,040	$2,479,902

*	For further detail on each asset class, see the Schedule of Investments

There were transfers between Levels 1 and 3 during the reporting period. Transfers from Level 1 to Level 3 occurred because quoted prices were unavailable for the securities. Below is a reconciliation that details the activity of securities classified as Level 3 during the period ended December 31, 2020:

Upholdings Compound Kings ETF
Private Fund
Value, Beginning of Period	$152,534
Purchases	—
Proceeds from Sales	—
Net Realized Gains (Losses)
Return of Capital	—
Change in Unrealized Appreciation (Depreciation)	258,506
Transfers In/(Out) of Level 3	—
Value, End of Period	411,040